UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 1, 2018
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Marathon Petroleum Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

539 South Main Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 422-2121
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously announced, on January 2, 2018, MPLX LP (“MPLX”), a master limited partnership formed and sponsored by Marathon Petroleum Corporation (“MPC”), entered into a Term Loan Agreement with Mizuho Bank, Ltd., as administrative agent, and the other parties thereto (the “Term Loan Agreement”) providing for a 364-day $4.1 billion term loan facility. The Term Loan Agreement was entered into in anticipation of the closing of the transactions contemplated pursuant to that certain Membership Interests Contribution Agreement, dated as of November 13, 2017 (the “Contribution Agreement”), by and among MPLX and certain wholly owned subsidiaries of MPC.
On February 1, 2018, MPLX closed the transactions contemplated under the Contribution Agreement and made a $4.1 billion term loan borrowing under the Term Loan Agreement. The proceeds from the borrowing were used to fund the cash consideration payable by MPLX under the Contribution Agreement.
The foregoing description of the Term Loan Agreement is included in MPC’s Current Report on Form 8-K filed on January 4, 2018 and is incorporated herein by reference.

Item 8.01	Other Events
As previously announced, MPLX GP LLC (the “General Partner”), a wholly owned subsidiary of MPC and the general partner of MPLX, entered into a Partnership Interests Restructuring Agreement, dated as of December 15, 2017 (the “Partnership Interests Restructuring Agreement”), with MPLX, pursuant to which the General Partner agreed to cancel the outstanding incentive distribution rights of MPLX (“IDRs”), all of which were held by the General Partner, and convert its 2% general partner interest in MPLX into a non-economic general partner interest, all in exchange for 275,000,000 common units representing limited partner interests in MPLX (“Common Units”) to be issued by MPLX to the General Partner (collectively, the “GP/IDR Restructuring”).
The GP/IDR Restructuring closed on February 1, 2018. Immediately following and after giving effect to the GP/IDR Restructuring, the General Partner owned approximately 64% of the issued and outstanding Common Units.
The foregoing description of the Partnership Interests Restructuring Agreement is not complete and is qualified in its entirety by reference to the full text of the Partnership Interests Restructuring Agreement, which was filed as Exhibit 10.1 to MPC’s Current Report on Form 8-K filed on December 19, 2017 and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Petroleum Corporation

Date: February 2, 2018	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Corporate Secretary and Chief Compliance Officer